UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

Graybug Vision, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

274 Redwood Shores, P.O. Box 144 Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 487-2805

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement and entry into Note Purchase Agreement

On February 10, 2023, Graybug Vision, Inc. (“Graybug”) and CalciMedica, Inc. (“CalciMedica”) entered into a note purchase agreement (the “Note Purchase Agreement”) providing for Graybug to make short-term loans (the “Loan” or “Loans”) to CalciMedica up to an aggregate principal amount of $2.0 million, and made an initial Loan to CalciMedica in a principal amount of $500,000. The Loans will bear simple interest, in arrears, at 7.5% per annum. CalciMedica’s ability to borrow the remaining $1.5 million under the Note Purchase Agreement is subject to certain conditions and restrictions on use.

In connection with the Note Purchase Agreement, on February 10, 2023, Graybug, CalciMedica and Camaro Merger Sub, Inc. (“Camaro Merger Sub”) entered into a First Amendment (the “Amendment”) to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Graybug, CalciMedica, and Camaro Merger Sub, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference, pursuant to which the parties agreed that the amount of any outstanding principal and accrued interest under the Loans will be included in the calculation of Graybug’s net cash at the closing of the Merger (as defined in the Merger Agreement).

CalciMedica requested the Loan in order to provide it with sufficient cash to fund its operations until the anticipated closing date of the Merger.

The foregoing descriptions of the Note Purchase Agreement and the Amendment are not complete and are qualified in their entirety by reference to those agreements, which are filed as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which include, but are not limited to, statements regarding expected timing and completion of the proposed Merger and the transactions contemplated by the Merger Agreement, including the Loans, and CalciMedica’s ability to satisfy the conditions necessary to borrow the remaining $1.5 million under the Note Purchase Agreement and comply with the use of proceeds from the Loans. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Graybug’s and CalciMedica’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the Merger and the transactions contemplated by the Merger Agreement in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Merger, including but not limited to those with respect to: the approval of Graybug’s stockholders, the continued listing of Graybug’s common stock on Nasdaq and potential delays in consummating the Merger; the ability of the combined company to timely and successfully achieve the anticipated benefits of the Merger, CalciMedica’s ability to accurately forecast its actual cash needs to consummate the Merger, and the impact of health epidemics, or fluctuations in global financial markets on the parties’ respective businesses and the actions the parties may take in response thereto; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement and CalciMedica’s subsequent ability to repay the Loans; the effect of the announcement or pendency of the Merger on Graybug’s or CalciMedica’s business relationships, operating results and business generally; costs related to the Merger; the outcome of any legal proceedings that may be instituted against Graybug, CalciMedica or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Graybug’s most recent filings with the SEC, including its Definitive Proxy Statement filed pursuant to Schedule 14A, dated February 9, 2023, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Graybug’s web page at https://investors.graybug.vision/ under the “SEC Filings” section.

The forward-looking statements included in this communication are made only as of the date hereof. Graybug assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Important Additional Information

In connection with the Merger, Graybug has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement relating to the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT AS THEY CONTAIN IMPORTANT INFORMATION ABOUT GRAYBUG, CALCIMEDICA AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents on the SEC’s web site at www.sec.gov, on Graybug’s website at https://investors.graybug.vision/ or by contacting Graybug’s Investor Relations via email at IR@graybug.vision or by telephone at (650) 487-2409.

Participants in the Solicitation

Graybug and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the stockholders of Graybug in connection with the proposed Merger and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers are included in the definitive proxy statement.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Graybug’s stockholders in connection with the proposed Merger and any other matters to be voted upon at the special meeting is be set forth in the definitive proxy statement for the Merger.

These documents are available free of charge as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	First Amendment to the Agreement and Plan of Merger and Reorganization, dated November 21, 2022, by and among CalciMedica, Inc., Camaro Merger Sub, Inc. and Graybug Vision, Inc., dated February 10, 2023*

99.1	Note Purchase Agreement, by and between CalciMedica, Inc. and Graybug Vision, Inc., dated February 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits to the First Amendment to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBUG VISION, INC.

Date: February 16, 2023	By:	/s/ Frederic Guerard
Frederic Guerard, Pharm.D.
Chief Executive Officer
(Principal Executive Officer)